UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:	BlackRock Equity Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend Fund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Equity Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, the Fund’s Institutional, Service, Class K and Investor A shares outperformed its benchmark, the Russell 1000® Value Index, while the Fund’s Investor C and Class R shares underperformed. For the same period, all of the Fund’s share classes underperformed its broad-market index, the S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The Fund’s positioning in the information technology sector was the largest contributor to relative performance. The combination of an underweight allocation and positive stock selection in the semiconductor industry added value, as did selection in software. Selection in industrials also contributed to results thanks to strength in the professional services industry and a zero weighting in passenger airlines. A zero weighting in real estate and stock selection in communication services further contributed to performance. The Fund’s cash position was another notable contributor to results at a time in which the index posted a negative return.

Stock selection in consumer staples, particularly in the consumer staples distribution and retail industry, was the most notable detractor. Selection in materials also weighed on performance, with the weakest results occurring in the containers and packaging subsector. Industry allocation decisions in healthcare and stock selection in the consumer discretionary sector also detracted, from relative performance.

Describe recent portfolio activity.

The Fund’s weightings in the financials, industrials and utilities sectors rose due to the combination of trading activity and market price changes. Conversely, the Fund’s allocations to the healthcare, consumer staples and communication services sectors decreased.

Describe portfolio positioning at period end.

The investment adviser continued to seek higher-quality businesses it believed were best positioned for this stage of the cycle, such as those with potentially more resilient earnings streams. On the other hand, it is being cautious with respect to the more expensive stocks in the cyclical areas of the market.

At the close of the reporting period, the Fund’s largest absolute sector weightings were in financials, healthcare, and industrials. Its largest overweights were in the healthcare, financials and communication services sector, while its largest underweights were in real estate, industrials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(3.99)%	2.68%	N/A	7.35%	N/A	8.37%	N/A

Service	(4.16)	2.37	N/A	7.02	N/A	8.05	N/A

Investor A	(4.06)	2.45	(2.93)%	7.10	5.95%	8.11	7.53%

Investor C	(4.47)	1.65	0.71	6.31	6.31	7.49	7.49

Class K	(3.93)	2.80	N/A	7.47	N/A	8.47	N/A
Class R	(4.29)	2.05	N/A	6.72	N/A	7.75	N/A
Russell 1000® Value Index(c)	(4.22)	0.13	N/A	6.60	N/A	7.60	N/A
S&P 500® Index(d)	1.39	10.14	N/A	11.01	N/A	11.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Equity Dividend Fund

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$960.10	$3.46		$1,000.00	$1,021.61	$3.56		0.70%
Service	1,000.00	958.40	4.98		1,000.00	1,020.05	5.14		1.01
Investor A	1,000.00	959.40	4.59		1,000.00	1,020.45	4.73		0.93
Investor C	1,000.00	955.30	8.30		1,000.00	1,016.64	8.56		1.69
Class K	1,000.00	960.70	2.89		1,000.00	1,022.19	2.98		0.59
Class R	1,000.00	957.10	6.33		1,000.00	1,018.67	6.53		1.29

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Shell PLC	3.0%
Wells Fargo & Co.	2.9
American International Group, Inc.	2.6
Citigroup, Inc.	2.5
BP PLC	2.4
Leidos Holdings, Inc.	2.3
Kraft Heinz Co.	2.3
L3Harris Technologies, Inc.	2.2
Cisco Systems, Inc.	2.2
First Citizens BancShares, Inc., Class A	2.2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Financials	23.6%
Health Care	19.2
Industrials	10.0
Energy	9.1
Information Technology	8.4
Consumer Staples	8.2
Communication Services	5.5
Consumer Discretionary	5.0
Utilities	4.3
Materials	2.6
Real Estate	0.3
Short-Term Securities	4.2
Liabilities in Excess of Other Assets	(0.4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Equity Dividend Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.3%
L3Harris Technologies, Inc.	2,101,904	$377,102,597
RTX Corp.	2,310,122	188,020,829

		565,123,426

Automobile Components — 0.4%
Lear Corp.	531,081	68,913,071

Automobiles — 1.9%
General Motors Co.	11,280,531	318,110,974

Banks — 10.1%
Bank of America Corp.	3,544,432	93,360,339
Citigroup, Inc.	10,881,083	429,693,968
Citizens Financial Group, Inc.	5,622,840	131,743,141
First Citizens BancShares, Inc., Class A	266,686	368,224,028
JPMorgan Chase & Co.	1,506,249	209,458,986
Wells Fargo & Co.	12,221,041	486,030,800

		1,718,511,262

Beverages — 0.6%
Constellation Brands, Inc., Class A	457,711	107,173,031

Building Products — 0.6%
Allegion PLC	1,091,440	107,354,038

Capital Markets — 2.9%
Carlyle Group, Inc.	4,456,520	122,732,561
Goldman Sachs Group, Inc.	365,350	110,923,913
Intercontinental Exchange, Inc.	844,680	90,752,419
Raymond James Financial, Inc.	1,703,634	162,594,829

		487,003,722

Chemicals — 1.3%
CF Industries Holdings, Inc.	523,730	41,783,179
International Flavors & Fragrances, Inc.	1,429,230	97,687,871
PPG Industries, Inc.	671,441	82,432,812

		221,903,862

Communications Equipment — 2.2%
Cisco Systems, Inc.	7,091,834	369,697,306

Consumer Staples Distribution & Retail — 1.8%
Dollar General Corp.	2,628,982	312,954,017

Containers & Packaging — 1.3%
Sealed Air Corp.(a)	7,487,935	230,553,519

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	8,642,739	133,098,181
Verizon Communications, Inc.	6,994,734	245,725,005

		378,823,186

Electric Utilities — 2.7%
American Electric Power Co., Inc.	2,441,424	184,425,169
Exelon Corp.	2,639,970	102,800,432
NextEra Energy, Inc.	513,985	29,965,325
PG&E Corp.(b)	8,482,907	138,271,384

		455,462,310

Entertainment — 0.1%
Walt Disney Co.(b)	214,050	17,464,340

Financial Services — 3.6%
Apollo Global Management, Inc.	370,467	28,688,965
Equitable Holdings, Inc.	2,443,781	64,931,261

Security	Shares	Value

Financial Services (continued)
Fidelity National Information Services, Inc.	5,405,173	$265,448,046
Visa, Inc., Class A	1,066,921	250,833,127

		609,901,399

Food Products — 2.3%
Kraft Heinz Co.	12,329,773	387,894,659

Ground Transportation — 0.5%
Union Pacific Corp.	420,741	87,350,039

Health Care Equipment & Supplies — 5.5%
Baxter International, Inc.	9,051,183	293,529,865
Koninklijke Philips NV(b)	10,223,567	194,477,538
Medtronic PLC	4,188,790	295,561,022
Zimmer Biomet Holdings, Inc.	1,458,201	152,250,766

		935,819,191

Health Care Providers & Services — 8.5%
Cardinal Health, Inc.	3,021,179	274,927,289
Cencora, Inc.	490,196	90,759,789
Cigna Group	838,895	259,386,334
CVS Health Corp.	613,420	42,332,114
Elevance Health, Inc.	762,932	343,388,064
Humana, Inc.	217,766	114,041,877
Laboratory Corp. of America Holdings	1,641,335	327,823,840

		1,452,659,307

Household Durables — 1.7%
Newell Brands, Inc.	2,455,762	16,502,721
Panasonic Holdings Corp.	15,505,700	136,039,119
Sony Group Corp.	1,672,100	139,016,463

		291,558,303

Industrial Conglomerates — 0.4%
Siemens AG, Registered Shares	458,066	60,784,831

Insurance — 7.1%
Allstate Corp.	814,277	104,333,312
American International Group, Inc.	7,240,202	443,896,785
Fidelity National Financial, Inc.	5,060,589	197,818,424
First American Financial Corp.	318,660	16,391,870
Prudential PLC	11,887,571	124,300,966
Willis Towers Watson PLC	1,394,055	328,843,634

		1,215,584,991

IT Services — 1.7%
Cognizant Technology Solutions Corp., Class A	4,625,513	298,206,823

Life Sciences Tools & Services — 0.4%
Fortrea Holdings, Inc.(b)	2,255,970	64,069,548

Machinery — 0.7%
Fortive Corp.	665,560	43,447,757
Komatsu Ltd.	3,167,000	72,766,212

		116,213,969

Media — 2.8%
Comcast Corp., Class A	8,331,155	343,993,390
Fox Corp., Class A	4,225,218	128,404,375

		472,397,765

Multi-Utilities — 1.6%
Public Service Enterprise Group, Inc.	1,836,304	113,208,141
Sempra	2,248,690	157,475,761

		270,683,902

Oil, Gas & Consumable Fuels — 9.1%
BP PLC	68,293,614	417,001,675
ConocoPhillips	1,061,946	126,159,185

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Partners LP	13,445,631	$350,124,231
Shell PLC	15,974,500	514,807,411
Suncor Energy, Inc.	4,585,950	148,584,780

		1,556,677,282

Personal Care Products — 2.0%
Unilever PLC, ADR	7,150,302	338,566,800

Pharmaceuticals — 4.8%
AstraZeneca PLC	980,701	122,787,304
Bayer AG, Registered Shares	4,429,286	191,383,061
Eli Lilly & Co.	204,528	113,294,195
Novo Nordisk A/S, ADR	879,294	84,913,421
Sanofi SA	3,397,479	308,512,278

		820,890,259

Professional Services — 4.5%
Leidos Holdings, Inc.	3,967,093	393,218,258
Robert Half, Inc.	599,750	44,843,308
SS&C Technologies Holdings, Inc.	6,477,672	325,503,018

		763,564,584

Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	1,374,950	50,185,675
Taiwan Semiconductor Manufacturing Co. Ltd.	5,497,000	89,779,785

		139,965,460

Software — 2.0%
Microsoft Corp.	984,897	333,003,525

Specialized REITs — 0.3%
American Tower Corp.	181,307	32,307,094
Crown Castle, Inc.	257,065	23,901,904

		56,208,998

Security	Shares	Value

Specialty Retail — 0.6%
Ross Stores, Inc.	882,306	$102,321,027

Technology Hardware, Storage & Peripherals — 1.7%
Samsung Electronics Co. Ltd.	5,932,560	295,292,450

Textiles, Apparel & Luxury Goods — 0.4%
Ralph Lauren Corp., Class A	584,796	65,807,094

Tobacco — 1.4%
British American Tobacco PLC, ADR	8,230,094	245,750,607

Wireless Telecommunication Services — 0.4%
Rogers Communications, Inc., Class B	1,788,159	66,252,468

Total Long-Term Investments — 96.2% (Cost: $14,974,362,568)		16,406,473,345

Short-Term Securities

Money Market Funds — 4.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(a)(c)	713,659,623	713,659,623

Total Short-Term Securities — 4.2% (Cost: $713,659,623)		713,659,623

Total Investments — 100.4% (Cost: $15,688,022,191)		17,120,132,968
Liabilities in Excess of Other Assets — (0.4)%		(61,695,730)

Net Assets — 100.0%		$17,058,437,238

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23		Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$897,455,508		$—	$(183,795,885	)(a)	$—	$—	$713,659,623	713,659,623	$22,245,607	$—
Sealed Air Corp.	N/A	(b)	76,700,432	(15,115,555)		(12,333,641)	(140,587,868)	230,553,519	7,487,935	2,741,810	—

						$(12,333,641)	$(140,587,868)	$944,213,142		$24,987,417	$—

(a)	Represents net amount purchased (sold).
(b)	As of the beginning of the period, the entity was not considered an affiliate.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$565,123,426	$—	$—	$565,123,426
Automobile Components	68,913,071	—	—	68,913,071
Automobiles	318,110,974	—	—	318,110,974
Banks	1,718,511,262	—	—	1,718,511,262
Beverages	107,173,031	—	—	107,173,031
Building Products	107,354,038	—	—	107,354,038
Capital Markets	487,003,722	—	—	487,003,722
Chemicals	221,903,862	—	—	221,903,862
Communications Equipment	369,697,306	—	—	369,697,306
Consumer Staples Distribution & Retail	312,954,017	—	—	312,954,017
Containers & Packaging	230,553,519	—	—	230,553,519
Diversified Telecommunication Services	378,823,186	—	—	378,823,186
Electric Utilities	455,462,310	—	—	455,462,310
Entertainment	17,464,340	—	—	17,464,340
Financial Services	609,901,399	—	—	609,901,399
Food Products	387,894,659	—	—	387,894,659
Ground Transportation	87,350,039	—	—	87,350,039
Health Care Equipment & Supplies	741,341,653	194,477,538	—	935,819,191
Health Care Providers & Services	1,452,659,307	—	—	1,452,659,307
Household Durables	16,502,721	275,055,582	—	291,558,303
Industrial Conglomerates	—	60,784,831	—	60,784,831
Insurance	1,091,284,025	124,300,966	—	1,215,584,991
IT Services	298,206,823	—	—	298,206,823
Life Sciences Tools & Services	64,069,548	—	—	64,069,548
Machinery	43,447,757	72,766,212	—	116,213,969
Media	472,397,765	—	—	472,397,765
Multi-Utilities	270,683,902	—	—	270,683,902
Oil, Gas & Consumable Fuels	624,868,196	931,809,086	—	1,556,677,282
Personal Care Products	338,566,800	—	—	338,566,800
Pharmaceuticals	198,207,616	622,682,643	—	820,890,259
Professional Services	763,564,584	—	—	763,564,584
Semiconductors & Semiconductor Equipment	50,185,675	89,779,785	—	139,965,460
Software	333,003,525	—	—	333,003,525
Specialized REITs	56,208,998	—	—	56,208,998
Specialty Retail	102,321,027	—	—	102,321,027
Technology Hardware, Storage & Peripherals	—	295,292,450	—	295,292,450
Textiles, Apparel & Luxury Goods	65,807,094	—	—	65,807,094
Tobacco	245,750,607	—	—	245,750,607
Wireless Telecommunication Services	66,252,468	—	—	66,252,468
Short-Term Securities
Money Market Funds	713,659,623	—	—	713,659,623

	$14,453,183,875	$2,666,949,093	$—	$17,120,132,968

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities (unaudited)

October 31, 2023

BlackRock Equity Dividend Fund

ASSETS
Investments, at value — unaffiliated(a)	$16,175,919,826
Investments, at value — affiliated(b)	944,213,142
Receivables:
Investments sold	212,994,168
Capital shares sold	14,036,698
Dividends — unaffiliated	26,918,803
Dividends — affiliated	3,529,609
Prepaid expenses	460,426

Total assets	17,378,072,672

LIABILITIES
Payables:
Investments purchased	217,768,708
Accounting services fees	360,293
Capital shares redeemed	88,445,733
Custodian fees	84,078
Investment advisory fees	8,208,818
Trustees’ and Officer’s fees	26,695
Other accrued expenses	60,743
Professional fees	638,556
Service and distribution fees	1,290,731
Transfer agent fees	2,751,079

Total liabilities	319,635,434

Commitments and contingent liabilities

NET ASSETS	$17,058,437,238

NET ASSETS CONSIST OF
Paid-in capital	$15,326,889,131
Accumulated earnings	1,731,548,107

NET ASSETS	$17,058,437,238

(a) Investments, at cost — unaffiliated	$14,603,221,181
(b) Investments, at cost — affiliated	$1,084,801,010

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2023

BlackRock Equity Dividend Fund

NET ASSET VALUE

Institutional
Net assets	$9,273,829,638

Shares outstanding	521,507,432

Net asset value	$17.78

Shares authorized	Unlimited

Par value	$0.10

Service
Net assets	$41,648,642

Shares outstanding	2,355,502

Net asset value	$17.68

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$4,327,431,178

Shares outstanding	244,550,907

Net asset value	$17.70

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$250,248,958

Shares outstanding	15,077,733

Net asset value	$16.60

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$2,792,047,377

Shares outstanding	157,119,245

Net asset value	$17.77

Shares authorized	Unlimited

Par value	$0.10

Class R
Net assets	$373,231,445

Shares outstanding	20,779,437

Net asset value	$17.96

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations (unaudited)

Six Months Ended October 31, 2023

BlackRock Equity Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$248,276,745
Dividends — affiliated	24,987,417
Foreign taxes withheld	(5,405,205)
Foreign withholding tax claims	4,937,788

Total investment income	272,796,745

EXPENSES
Investment advisory	52,086,567
Transfer agent — class specific	9,254,251
Service and distribution — class specific	8,376,266
Accounting services	758,808
Professional	623,777
Registration	372,474
Custodian	178,752
Trustees and Officer	81,746
Printing and postage	40,613
Miscellaneous	105,460

Total expenses	71,878,714
Less:
Fees waived and/or reimbursed by the Manager	(324,087)

Total expenses after fees waived and/or reimbursed	71,554,627

Net investment income	201,242,118

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	576,213,523
Investments — affiliated	(12,333,641)
Foreign currency transactions	(1,283,744)

562,596,138

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,347,169,196)
Investments — affiliated	(140,587,868)
Foreign currency translations	304,258

(1,487,452,806)

Net realized and unrealized loss	(924,856,668)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(723,614,550)

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund
	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$201,242,118	$359,299,628
Net realized gain	562,596,138	958,742,887
Net change in unrealized appreciation (depreciation)	(1,487,452,806)	(786,966,414)

Net increase (decrease) in net assets resulting from operations	(723,614,550)	531,076,101

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(287,352,705)	(1,346,068,310)
Service	(1,198,121)	(6,733,449)
Investor A	(128,708,296)	(619,407,563)
Investor C	(7,147,940)	(41,606,215)
Class K	(86,539,033)	(371,149,864)
Class R	(10,163,343)	(51,807,444)

Decrease in net assets resulting from distributions to shareholders	(521,109,438)	(2,436,772,845)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(840,892,945)	234,047,864

NET ASSETS
Total decrease in net assets	(2,085,616,933)	(1,671,648,880)
Beginning of period	19,144,054,171	20,815,703,051

End of period	$17,058,437,238	$19,144,054,171

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund

	Institutional
	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$19.04		$21.03	$23.48		$17.30	$19.70		$23.53	$22.19

Net investment income(a)	0.21		0.37	0.33		0.37	0.29		0.43	0.42
Net realized and unrealized gain (loss)		(0.93)	0.13	(0.13)		7.06	(1.98)		0.31	2.28

Net increase (decrease) from investment operations		(0.72)	0.50	0.20		7.43	(1.69)		0.74	2.70

Distributions(b)
From net investment income		(0.22)	(0.34)	(0.33)		(0.34)	(0.27)		(0.46)	(0.39)
From net realized gain		(0.32)	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions		(0.54)	(2.49)	(2.65)		(1.25)	(0.71)		(4.57)	(1.36)

Net asset value, end of period	$17.78		$19.04	$21.03		$23.48	$17.30		$19.70	$23.53

Total Return(c)
Based on net asset value	(3.99	)%(d)	3.26%	0.92%		44.72%	(8.98	)%(d)	4.02%	12.47%

Ratios to Average Net Assets(e)
Total expenses	0.70	%(f)	0.69%	0.68%		0.70%	0.71	%(f)	0.70%	0.72%

Total expenses after fees waived and/or reimbursed	0.70	%(f)	0.69%	0.68%		0.70%	0.70	%(f)	0.69%	0.72%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.70	%(f)	0.69%	0.68%		0.70%	0.70	%(f)	0.69%	0.72%

Net investment income	2.23	%(f)	1.93%	1.45%		1.89%	1.98	%(f)	2.01%	1.86%

Supplemental Data
Net assets, end of period (000)	$9,273,830		$10,421,497	$11,385,816		$11,762,808	$8,412,641		$9,977,737	$11,120,924

Portfolio turnover rate		21%	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Service
	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$18.94		$20.92	$23.37		$17.23	$19.61		$23.44	$22.12

Net investment income(a)	0.18		0.31	0.25		0.32	0.24		0.36	0.36
Net realized and unrealized gain (loss)		(0.93)	0.14	(0.12)		7.01	(1.96)		0.32	2.26

Net increase (decrease) from investment operations		(0.75)	0.45	0.13		7.33	(1.72)		0.68	2.62

Distributions(b)
From net investment income		(0.19)	(0.28)	(0.26)		(0.28)	(0.22)		(0.40)	(0.33)
From net realized gain		(0.32)	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions		(0.51)	(2.43)	(2.58)		(1.19)	(0.66)		(4.51)	(1.30)

Net asset value, end of period	$17.68		$18.94	$20.92		$23.37	$17.23		$19.61	$23.44

Total Return(c)
Based on net asset value	(4.16	)%(d)	2.99%	0.59%		44.24%	(9.16	)%(d)	3.74%	12.11%

Ratios to Average Net Assets(e)
Total expenses	1.02	%(f)	1.00%	1.00%		1.01%	1.01	%(f)	1.00%	1.01%

Total expenses after fees waived and/or reimbursed	1.01	%(f)	0.99%	0.99%		1.00%	1.00	%(f)	0.99%	1.01%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.01	%(f)	0.99%	0.99%		1.00%	1.00	%(f)	0.99%	1.01%

Net investment income	1.93	%(f)	1.63%	1.13%		1.64%	1.68	%(f)	1.69%	1.59%

Supplemental Data
Net assets, end of period (000)	$41,649		$50,312	$58,489		$89,037	$89,711		$130,943	$82,914

Portfolio turnover rate		21%	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor A
	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$18.95		$20.94	$23.39		$17.24	$19.63		$23.46	$22.13

Net investment income(a)	0.19		0.32	0.27		0.32	0.25		0.37	0.37
Net realized and unrealized gain (loss)		(0.92)	0.13	(0.12)		7.03	(1.97)		0.32	2.26

Net increase (decrease) from investment operations		(0.73)	0.45	0.15		7.35	(1.72)		0.69	2.63

Distributions(b)
From net investment income		(0.20)	(0.29)	(0.28)		(0.29)	(0.23)		(0.41)	(0.33)
From net realized gain		(0.32)	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions		(0.52)	(2.44)	(2.60)		(1.20)	(0.67)		(4.52)	(1.30)

Net asset value, end of period	$17.70		$18.95	$20.94		$23.39	$17.24		$19.63	$23.46

Total Return(c)
Based on net asset value	(4.06	)%(d)	3.02%	0.67%		44.37%	(9.14	)%(d)	3.76%	12.18%

Ratios to Average Net Assets(e)
Total expenses	0.94	%(f)	0.93%	0.93%		0.95%	0.95	%(f)	0.96%	0.97%

Total expenses after fees waived and/or reimbursed	0.93	%(f)	0.92%	0.92%		0.95%	0.95	%(f)	0.95%	0.96%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.93	%(f)	0.92%	0.92%		0.95%	0.95	%(f)	0.95%	0.96%

Net investment income	2.00	%(f)	1.70%	1.20%		1.64%	1.73	%(f)	1.74%	1.61%

Supplemental Data
Net assets, end of period (000)	$4,327,431		$4,870,765	$5,253,967		$5,781,855	$3,954,045		$4,504,748	$4,999,366

Portfolio turnover rate		21%	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C
	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$17.81		$19.82	$22.27		$16.46	$18.76		$22.62	$21.37

Net investment income(a)	0.11		0.17	0.10		0.18	0.14		0.21	0.20
Net realized and unrealized gain (loss)		(0.87)	0.12	(0.12)		6.69	(1.87)		0.29	2.19

Net increase (decrease) from investment operations		(0.76)	0.29	(0.02)		6.87	(1.73)		0.50	2.39

Distributions(b)
From net investment income		(0.13)	(0.15)	(0.11)		(0.15)	(0.13)		(0.25)	(0.17)
From net realized gain		(0.32)	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions		(0.45)	(2.30)	(2.43)		(1.06)	(0.57)		(4.36)	(1.14)

Net asset value, end of period	$16.60		$17.81	$19.82		$22.27	$16.46		$18.76	$22.62

Total Return(c)
Based on net asset value	(4.47	)%(d)	2.28%	(0.08)%		43.30%	(9.62	)%(d)	3.01%	11.44%

Ratios to Average Net Assets(e)
Total expenses	1.69	%(f)	1.69%	1.68%		1.69%	1.67	%(f)	1.67%	1.67%

Total expenses after fees waived and/or reimbursed	1.69	%(f)	1.69%	1.68%		1.68%	1.66	%(f)	1.66%	1.67%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.68	%(f)	1.69%	1.68%		1.69%	1.66	%(f)	1.66%	1.67%

Net investment income	1.25	%(f)	0.94%	0.45%		1.02%	1.04	%(f)	1.05%	0.90%

Supplemental Data
Net assets, end of period (000)	$250,249		$303,779	$375,420		$499,559	$1,033,611		$1,615,843	$2,225,355

Portfolio turnover rate		21%	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class K
	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$19.03		$21.02	$23.47		$17.29	$19.69		$23.52	$22.18

Net investment income(a)	0.22		0.39	0.35		0.39	0.30		0.45	0.45
Net realized and unrealized gain (loss)		(0.93)	0.13	(0.12)		7.06	(1.97)		0.32	2.28

Net increase (decrease) from investment operations		(0.71)	0.52	0.23		7.45	(1.67)		0.77	2.73

Distributions(b)
From net investment income		(0.23)	(0.36)	(0.36)		(0.36)	(0.29)		(0.49)	(0.42)
From net realized gain		(0.32)	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions		(0.55)	(2.51)	(2.68)		(1.27)	(0.73)		(4.60)	(1.39)

Net asset value, end of period	$17.77		$19.03	$21.02		$23.47	$17.29		$19.69	$23.52

Total Return(c)
Based on net asset value	(3.93	)%(d)	3.38%	1.03%		44.93%	(8.90	)%(d)	4.14%	12.63%

Ratios to Average Net Assets(e)
Total expenses	0.59	%(f)	0.58%	0.57%		0.59%	0.59	%(f)	0.59%	0.59%

Total expenses after fees waived and/or reimbursed	0.59	%(f)	0.58%	0.57%		0.58%	0.58	%(f)	0.58%	0.58%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.58	%(f)	0.58%	0.57%		0.58%	0.58	%(f)	0.58%	0.58%

Net investment income	2.35	%(f)	2.06%	1.55%		2.02%	2.10	%(f)	2.10%	1.99%

Supplemental Data
Net assets, end of period (000)	$2,792,047		$3,074,819	$3,281,124		$3,089,993	$2,440,035		$2,413,725	$2,229,057

Portfolio turnover rate		21%	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class R
	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$19.23		$21.20	$23.65		$17.42	$19.82		$23.64	$22.28

Net investment income(a)	0.16		0.26	0.19		0.26	0.21		0.31	0.30
Net realized and unrealized gain (loss)		(0.95)	0.14	(0.12)		7.10	(1.99)		0.31	2.29

Net increase (decrease) from investment operations		(0.79)	0.40	0.07		7.36	(1.78)		0.62	2.59

Distributions(b)
From net investment income		(0.16)	(0.22)	(0.20)		(0.22)	(0.18)		(0.33)	(0.26)
From net realized gain		(0.32)	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions		(0.48)	(2.37)	(2.52)		(1.13)	(0.62)		(4.44)	(1.23)

Net asset value, end of period	$17.96		$19.23	$21.20		$23.65	$17.42		$19.82	$23.64

Total Return(c)
Based on net asset value	(4.29	)%(d)	2.69%	0.30%		43.89%	(9.35	)%(d)	3.42%	11.86%

Ratios to Average Net Assets(e)
Total expenses	1.29	%(f)	1.28%	1.27%		1.28%	1.28	%(f)	1.27%	1.28%

Total expenses after fees waived and/or reimbursed	1.29	%(f)	1.27%	1.27%		1.27%	1.27	%(f)	1.27%	1.28%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.28	%(f)	1.27%	1.27%		1.28%	1.27	%(f)	1.27%	1.28%

Net investment income	1.65	%(f)	1.35%	0.85%		1.34%	1.42	%(f)	1.44%	1.29%

Supplemental Data
Net assets, end of period (000)	$373,231		$422,881	$460,887		$512,562	$437,238		$614,787	$754,259

Portfolio turnover rate		21%	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Equity Dividend Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $8 billion	0.60%
$8 billion — $10 billion	0.56
$10 billion — $12 billion	0.54
$12 billion — $17 billion	0.52
$17 billion — $25 billion	0.51
$25 billion — $30 billion	0.50
$30 billion — $40 billion	0.47
Greater than $40 billion	0.45

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total

BlackRock Equity Dividend Fund	$56,685	$5,890,775	$1,413,045	$1,015,761	$8,376,266

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$18,182	$92	$40,598	$9,472	$3,647	$1,410	$73,401

For the six months ended October 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$6,152,842	$41,392	$2,406,592	$154,592	$80,026	$418,807	$9,254,251

Other Fees: For the six months ended October 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $37,736.

For the six months ended October 31, 2023, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$27,732	$6,447	$34,179

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended October 31, 2023, the amounts waived were $324,087.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities, were $3,665,357,758 and $4,537,427,118, respectively.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Equity Dividend Fund	$15,830,753,982	$2,664,252,698	$(1,374,873,713)	$1,289,378,985

7.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2023, the Fund did not borrow under the credit agreement.

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Equity Dividend Fund Institutional
Shares sold	41,031,304	$765,472,281	123,160,342	$2,345,708,282
Shares issued in reinvestment of distributions	11,965,577	230,238,734	60,329,452	1,104,497,377
Shares redeemed	(78,736,696)	(1,463,623,050)	(177,664,340)	(3,358,251,457)

	(25,739,815)	$(467,912,035)	5,825,454	$91,954,202

Service
Shares sold	152,439	$2,874,233	435,185	$8,304,024
Shares issued in reinvestment of distributions	62,562	1,198,010	369,909	6,732,916
Shares redeemed	(516,390)	(9,551,715)	(943,733)	(17,680,141)

	(301,389)	$(5,479,472)	(138,639)	$(2,643,201)

Investor A
Shares sold	9,474,237	$177,112,378	34,170,414	$648,849,473
Shares issued in reinvestment of distributions	6,395,351	122,553,097	32,459,153	591,815,424
Shares redeemed	(28,321,865)	(528,459,772)	(60,546,206)	(1,141,100,576)

	(12,452,277)	$(228,794,297)	6,083,361	$99,564,321

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

BlackRock Equity Dividend Fund (continued)
Investor C
Shares sold	675,781	$11,748,819	2,522,251	$45,228,115
Shares issued in reinvestment of distributions	384,763	6,950,086	2,360,962	40,538,833
Shares redeemed and automatic conversion of shares	(3,043,317)	(53,350,278)	(6,764,123)	(120,611,593)

	(1,982,773)	$(34,651,373)	(1,880,910)	$(34,844,645)

Class K
Shares sold	13,996,444	$262,531,142	56,726,860	$1,092,337,687
Shares issued in reinvestment of distributions	4,048,532	77,756,430	19,767,911	361,534,893
Shares redeemed	(22,499,288)	(421,255,222)	(71,035,754)	(1,376,718,837)

	(4,454,312)	$(80,967,650)	5,459,017	$77,153,743

Class R
Shares sold	744,217	$14,097,600	2,173,801	$41,933,312
Shares issued in reinvestment of distributions	521,251	10,157,354	2,799,443	51,775,532
Shares redeemed	(2,478,484)	(47,343,072)	(4,718,084)	(90,845,400)

	(1,213,016)	$(23,088,118)	255,160	$2,863,444

	(46,143,582)	$(840,892,945)	15,603,443	$234,047,864

10.	FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Equity Dividend Fund (the “Fund”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, third and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	27

Disclosure of Investment Advisory Agreement  (continued)

analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	29

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10001

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	31

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQDIV-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: December 21, 2023

4